Exhibit 10.13

CLOSING STATEMENT

Transaction:	Acquisition of all of the membership interests of Vanguard Synfuels, L.L.C. (the “Company”) under the Contribution Agreement dated as of September 20, 2006, by and among Diametrics Medical, Inc. and the Members of the Company (the “Contribution Agreement”).
Closing Date:	September 20, 2006

Agreements of the Parties:

1.	All capitalized terms not defined herein shall have the meanings ascribed to them in the Contribution Agreement.

2.	Each Stockholder acknowledges and agrees that he, she or it has reviewed and approved the disbursements shown on the attached Disbursement Schedule and that the contents of the attached Disbursement Schedule represent the true, accurate and complete disbursement of the Cash Amount.

3.	Each Stockholder acknowledges and agrees that he, she or it has reviewed and approved the wire transfer instructions set forth next to his, her or its name on the Disbursement Schedule and that such wire transfer instructions are correct.

4.	The Stockholders direct the Public Company to distribute the Cash Amount as set forth in the attached Disbursement Schedule.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the undersigned have executed this Closing Statement as of September 20, 2006.

/s/ Joe Burns
JOE BURNS

/s/ John Russo JOHN RUSSO /s/ Jimmy Carter JIMMY CARTER /s/ Benny Cloud BENNY CLOUD /s/ Dillard Cloud, Jr. DILLARD CLOUD, JR. /s/ Tim Collins
TIM COLLINS

CGC ASSOCIATES, LLC

By:	/s/ Tim Collins
Name:	Tim Collins
Title:	Authorized Signatory

/s/ Cecil Crawford
CECIL CRAWFORD

/s/ Glenn Davis
GLENN DAVIS

Signature Page 1 to Closing Statement

/s/ Darrell Dubroc
DARRELL DUBROC

/s/ Thomas Frazier
THOMAS FRAZIER

/s/ Michael Hawkins
MICHAEL HAWKINS

BIOINVEST, LLC

By:	/s/ Stanley King
Name:	Stanley King
Title:	Authorized Signatory

/s/ Antwine J. Lavespere
ANTWINE J. LAVESPERE

/s/ Carl R. Martin
CARL R. MARTIN

/s/ Kerry McManus
KERRY MCMANUS

/s/ Jeff Peterson
JEFF PETERSON

Signature Page 2 to Closing Statement

TIMBER HARVESTING EXPERTS LOGGING CO., LLC

By:	/s/ Derald Phillips
Name:	Derald Phillips
Title:	Authorized Signatory

/s/ Stephen Shelton
STEPHEN SHELTON

/s/ Travis Taylor
TRAVIS TAYLOR

/s/ Benjamin Templin
BENJAMIN TEMPLIN

/s/ Steve Templin
STEVE TEMPLIN

/s/ Clyde Todd
CLYDE TODD

/s/ Audrey D. Tyler
AUDREY D. TYLER

/s/ William Wieger
WILLIAM WIEGER

/s/ Greg Williams
GREG WILLIAMS

Signature Page 3 to Closing Statement

ACKNOWLEDGED AND AGREED:

DIAMETRICS MEDICAL, INC.

By:	/s/ Heng Chuk
Name:	Heng Chuk
Title:	Chief Financial Officer

Signature Page 4 to Closing Statement

(Disbursement Schedule)